UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 16, 2023
 _____________________
NVN Liquidation, Inc.
(Exact name of registrant as specified in its charter)
 _____________________

Delaware	001-37880	20-4427682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box 64, Pittsboro, North Carolina 27312
(Address of principal executive offices) (Zip Code)
(919) 485-8080
(Registrant’s telephone number, including area code)

Novan, Inc.
4020 Stirrup Creek Drive, Suite 110, Durham, North Carolina 27703
(Former name or former address, if changed since last report)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	NOVNQ	NONE
(1) The registrant’s common stock was previously traded on the Nasdaq Capital Market under the symbol “NOVN.” On July 26, 2023, the registrant’s common stock began trading exclusively on the over-the-counter (“OTC”) market under the symbol “NOVNQ.” On September 8, 2023, Nasdaq filed a Form 25 with the United States Securities and Exchange Commission to complete the delisting of the registrant’s common stock from Nasdaq, and the delisting became effective ten days after the Form 25 was filed.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, on July 17, 2023, NVN Liquidation, Inc. (f/k/a Novan, Inc., the “Company”) and its wholly owned subsidiary, EPI Health, LLC filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The cases are being administered jointly under the caption In re: NVN Liquidation, Inc. et al., f/k/a NOVAN, INC., Case No. 23-10937.

On October 16, 2023, the Company filed a Certificate of Amendment to the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Amendment”) to change its name from “Novan, Inc.” to “NVN Liquidation, Inc.” The Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware and the Certificate of Amendment became effective immediately upon filing. The Certificate of Amendment was adopted in accordance with Sections 242 and 303 of the General Corporation Law of the State of Delaware and authorized pursuant to an order entered by the Bankruptcy Court.

In addition, effective October 16, 2023, the Company adopted an amendment to its Amended and Restated Bylaws (the “Bylaw Amendment”) to reflect the change of the Company’s name to “NVN Liquidation, Inc.”

Copies of the Certificate of Amendment and the Bylaw Amendment are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of Certificate of Incorporation, as amended, dated October 16, 2023
3.2	Amendment to Amended and Restated Bylaws, dated October 16, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVN Liquidation, Inc.

Date: October 20, 2023	By:	/s/ Paula Brown Stafford
Paula Brown Stafford
Chairman, President and Chief Executive Officer